EXHIBIT 4.1

     NUMBER                                                         SHARES


                              ENGLOBAL CORPORATION
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
                                  COMMON STOCK
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that




                                    SPECIMEN




is the owner of

  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $1.00 PER
                         SHARE OF ENGLOBAL CORPORATION

transferable only on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar..

     Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers..

DATED:

 /s/ WILLIAM A. COSKEY           ENGLOBAL CORPORATION.
       SECRETARY                 CORPORATE NEVADA SEAL
 /s/ NATALIE HAIRSTON
       SECRETARY


                                         COUNTERSIGNED AND REGISTERED
                                         COMPUTERSHARE INVESTOR SERVICES, L.L.C.
                                         TRANSFER AGENT AND REGISTRAR
                                         BY
                                              AUTHORIZED SIGNATURE

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THE COMPANY IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS OR SERIES OF
STOCK. A FULL STATEMENT OF ALL THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES TO THE EXTENT THEY HAVE BEEN FIXED AND DETERMINED IS ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF NEVADA AND THE COMPANY WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT-_____Custodian________
TEN ENT - as tenants by the entireties        under Uniform Gifts to Minors Act
JT TEN  - as joint tenants with right   UNIF TRF MIN ACT-______Custodian________
          of survivorship and not as                     (Cust)         (Minor)
          tenants in common                             under Uniform transfers
                                                        to Minors Act___________
                                                                      (State)
Additional abbreviations may also be used though not in the above list.
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For value received,_____________    hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE)

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:_______________________20______      Signature:___________________________


                                           Signature:___________________________

Signature(s) Guaranteed:

By:__________________________________      NOTICE: THE SIGNATURE TO THIS
THE SIGNATURE(S) SHOULD BE GUARANTEED      ASSIGNMENT MUST CORRESPOND WITH THE
BY AN ELIGIBLE GUARANTOR INSTITUTION       NAME AS WRITTEN UPON THE FACE OF THE
(Banks, Stockbrokers, Savings and Loan     CERTIFICATE, IN EVERY PARTICULAR,
Associations and Credit Unions) WITH       WITHOUT ALTERATION OR ENLARGEMENT,
MEMBERSHIP IN AN APPROVED SIGNATURE        OR ANY CHANGE WHATEVER.
GUARANTEE MEDALLION PROGRAM, PURSUANT
TO S.E.C. RULE 17Ad-15.